FORM N-CSR

   CERTIFIED SHAREHOLDERS REPORT OF REGISTERED MANAGEMENT INESTMENT COMPANIES

Investment Company Act file number                   811-2287

Exact name of registrant as specified in charter     Valley Forge Fund, Inc.

Address of principal executive offices               1375 Anthony Wayne Dr
                                                     Wayne PA  19087

Name and address of agent for service                Bernard B. Klawans
                                                     1375 Anthony Wayne Dr
                                                     Wayne PA  19087

Registrants telephone number, including area code    610-688-6839

Date of fiscal year end:                             12/31/03

Date of reporting period:                            07/01/03 to 12/31/03





Item 1. Report to Shareholders.

                                                         Valley Forge Fund
                                                         1375 Anthony Wayne Dr.
                                                         Wayne PA 19087
                                                         December 31, 2003

Dear Shareholder:

Your Fund started 2003 at $7.18 per share. Results show that our net asset value per share advanced to $8.89 after paying a $0.15 dividend. This represents an increase in value of 25.91% as compared to the Dow Jones Indus-trial Average that has advanced 25.30%.

Our participation in the market advance this year was realized through purchas-ing securities when pessimism prevailed. In plain English, stocks were on sale. While not cheap now on a historical basis, the present economy pprospects and market upward momentum are expected to carry prices higher. We will reduce our exposure in a disciplined mannet as this momentum abates and patiently wait for securities to go on sale again. Our best guess is the April May period.

Financial figures for the year ended December 31, 2003 are attached.





Respectfully submitted,





Bernard B. Klawans
President

                             VALLEY FORGE FUND, INC.
                 SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003

COMMON STOCKS                 70.7%                  Shares               Value

 Conglomerates                 5.4%
  AOL Time Warner *                                  10,000          $   179.900
  General Electric Corp.                             10,000              309,800
                                                                     ___________
                                                                         489,790
 Manufacturing                17.8%
  Abitibi Consolidated (Canadian)                    50,000              406,000
  Cisco Systems *                                    10,000              242,300
  EMC Corporation *                                  15,000              193,800
  General Motors                                     10,000              533,900
  Newell Rubbernaid                                  10,000              227,700
                                                                     ___________
                                                                       1,603,700
 Metals                        9.2%
  Barrick Gold Corp (Canadian)                       20,000              454,200
  Coeur D'Alene Mines *                              13,000               75,140
  IMCO Recycling Inc. *                              30,000              296,700
                                                                     ___________
                                                                       $ 826,040
 Miscellaneous                12.0%
  Alexander & Baldwin Inc.                           10,000              337,500
  Arrow Electronics *                                10,000              231,500
  Duke Energy                                        10,000              204,500
  Hercules Incorporated *                            25,000              305,000
                                                                     ___________
                                                                       1,078,500
 Retailers                    16.6%
  Home Depot Incorporated                            10,000              354,500
  McDonalds Corp                                     10,000              248,300
  Pep Boys                                           20,000              457,400
  Supervalu Inc.                                     15,000              428,700
                                                                     ___________
                                                                       1,488,900
 Telecommunications            9.7%
  ADC Telecommunications *                           40,000              118,800
  AT&T Corp.                                          5,000              101,350
  Comcast Corp. New Class A                          20,000              655,800
                                                                     ___________
                                                                         875,950
                                                                     ___________
    TOTAL COMMON STOCKS               (COST $6,911,336)               $6,362,790
                                                                     ___________

SHORT TERM INVESTMENTS        29.3%
  Commerce Bank Certs of Dep 3.15% 11/04 **                              375,354
  Commerce Bank Certs of Dep 2.23% 09/08 **                              800,000
  Commerce Bank Certs of Dep 2.23% 12/08 **                            1,453,472
                                                                       _________
    TOTAL SHORT-TERM INVESTMENTS      (COST $2,628,826)               $2,628,826
                                                                     ___________
    TOTAL INVESTMENTS       100.0%    (COST $9,540,162)               $8,991,616
                                                                     ===========

    * Non-income producing during the year     ** Redeemable upon request

  The accompanying footnotes are an integral part of these financial statements

                            VALLEY FORGE FUND, INC.
               STATEMENT OF ASSETS & LIABILITIES - DECEMBER 31, 2003

ASSETS  Investments in securities at value (cost $9,540,162)         $8,991,616
  Cash and cash equivalents                                             157,417
  Dividends and interest receivable                                      17,908
  Receivable for investments sold                                       156,568
                                                                     __________
           Total Assets                                               9,523,509
                                                                     __________

LIABILITIES                                                                   0
                                                                     __________
          Total Liabilities                                              11,600

NET ASSETS                                                           $9,523,509
                                                                     ==========

COMPOSITION OF NET ASSETS  Common stock                              $    1,071
  Paid in capital                                                    10,027,744
  Net unrealized depreciation of securities                          (  548,546)
  Accumulated undistributed net investment income                        42,240
                                                                     __________
NET ASSETS  (equivalent to $8.89 per share based on 1,070,876
            shares outstading) (Note 4)                              $9,523,509
                                                                     ==========

           STATEMENT OF OPERATIONS - YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME  Interest                                          $   86,774
  Dividends (net of foreign taxes of $1,930)                            123,018
                                                                     __________
    Total income                                                        209,792
                                                                     __________

EXPENSES  Investment advisory fee (Note 2)                               79,515
  Professional fees                                                       9,150
  Printing and mailing expenses                                           3,980
  Non-interested directors' fees and expenses                             2,105
  IRA and other bank charges                                              5,035
  Registration fees                                                       1,295
  Insurance expense                                                       1,468
  Taxes                                                                     600
  Other expenses                                                          1,690
                                                                     __________
    Total expenses                                                      104,838
                                                                     __________
NET INVESTMENT INCOME                                                   104,954
                                                                     __________
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  Net realized gain on investment securities                            197,164
  Net increase in unrealized appreciation on investment securities    1,657,118
                                                                     __________

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS              1,854,282
                                                                     __________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $1,959,236
                                                                     ==========

  The accompanying footnotes are an integral part of these financial statements

                             VALLEY FORGE FUND, INC.
    STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED DECEMBER 31, 2,003 & 2002

                                                           2003           2002
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 Investment income - net                              $  104,954     $  172,098
 Net realized gain (los) from investment transactions    197,164     (  163,896)
 Unrealized appreciation (depreciation) of investments 1,657,118     (  644,071)
                                                      __________     __________
  Net inc.(decrease) in net assets from operations     1,959,236     (  635,869)

 Distributions to shareholders                        (  157,198)    (  172,157)
 Share transactions (Note 4)                             387,474        959,823
                                                      __________     __________
   Total increase in net assets                        2,189,512        151,797

NET ASSETS: Beginning of year                          7,333,997      7,182,200
                                                      __________     __________
  End of year                                         $9,523,509     $7,333,997
                                                      ==========     ==========


                NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2003

  1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - Organization: The Valley Forge Fund, Inc. (the "Fund"), is a non-diversified open-end management invest-ment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide appreciation through investment in common stocks and securities convertible into common stocks.

 The following summarizes significant accounting policies employed by the Fund.

 Security Valuation: Securities are valued at the last reported sales price or in the case of securities where there is no reported last sale, the closing bid price. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith by or under the super-vision of the Company's Board of Directors in accordance with methods that have been authorized by the Board. Short-term investments with maturities of 60 days or less are valued at amortize which approximates market value.

 Securities Transactions & Investment Income: Security transactions are recorded on the dates transactions are entered into (the trade dates). Realized gains
 & losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is deter-mined on the accrual basis. Discount on fixed income securities is amortized.

 Dividends and Distributions to Shareholders: The Fund records all dividends and distributions payable to shareholders on the ex-dividend date. Permanent book and tax differences relating to shareholder distributions may result in re-classifications to paid in capital and may affect the per-share allocation be-tween net investment income and realized and unrealized gain/loss. Undistribu-ted net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

 Federal Income Taxes: It is the Fund's intention to qualify as a regulated in-vestment company and distribute all of its taxable income. The Fund has com-plied to date with the provisions of the Internal Revenue Code applicable to investment companies and accordingly, no provision for Federal income taxes is required in the financial statements.

                             VALLEY FORGE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS (Continued) - DECEMBER 31, 2003

 Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

   2. MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES - Under the terms of the investment management agreement, Valley Forge Management Corp. ("the Manager") has agreed to provide the Fund investment management services and be respons-ible for the day to day operations of the Fund. The Manager will receive a fee, payable monthly, for proiding investment advice at anannual rate of 1% based on the average daily assets of the Fund. The fee will be accrued daily and paid monthly. A management fee of $79,515 was paid for the year ended December 31, 2003.

The Manager provided transfer agency, portfolio pricing, administration, ac-counting, financial reporting, tax accounting, and compliance services to the Fund at no charge for the year ended December 31, 2003. Mr. Bernard Klawans is the sole owner, director and officer of the Manager and is also President of the Fund.

  3. INVESTMENT TRANSACTIONS - Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2003 were $963,563 and $1,721,184, respectively.

At December 31, 2003 net unrealized depreciation for Federal income tax purposes aggregated $548,546 of which $466,284 related to unrealized appreciation of se-curities and $1,014,830 related to unrealized depreciation of securities. The cost of investments at December 31, 2003 for Federal income tax purposes was $6,911,336, excluding short-term investments.

  5. CAPITAL SHARE TRANSACTIONS - As of December 31, 2003, there were 10,000,000 shares of $.001 per value capital stock authorized. The total par value and paid-in capital equaled $9,927,135. Transactions in capital stock were as follows for the years ended:

                                        December 31, 2003     December 31, 2002
                                        Shares     Amount     Shares     Amount
                                       ------------------    ------------------
Shares sold                             96,699 $  749,201    171,651 $1,364,418
Shares issued in dividend reinvestment  16,707    148,539     21,335    152,760
Shares redeemed                        (64,623)  (510,266)   (71,247)  (557,355)
                                       _________________________________________
Net increase (decrease)                 48,783 $  387,474    121,739  $ 959,823
                                       =========================================

  5. FEDERAL INCOME TAXES - Income and long-term capital gsain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

  As of December 31,2003, the components of distributable earnings on a tax basis were as follows:

               Undistributed ordinary income         $   43,240
               Undistributed long-term capital gain  $     -
               Undistributed depreciation            $ (548,546)

                             VALLEY FORGE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS (Continued) - DECEMBER 31, 2003

The tax character of distributions paid during the years ended December 31, 2003 and 2002 were as follows:
                                           2003     2002

        Ordinary income                 $104,992   $172,157
        Long-term capital gain          $ 52,206   $   -


                     FINANCIAL HIGHLIGHTS PAST FIVE YEARS

                                              For the Year Ended December 31
                                          2003    2002    2001    2000    1999
PER SHARE DATA:
Net Asset Value, Beginning of Year       $ 7.18  $ 7.98  $ 7.00  $ 7.83  $ 8.32

Income from Investment Operations:
Net investment Income                      0.14    0.15    0.31    0.36    0.29
Net security realized & unrealized gains   1.72   (0.78)   0.99   (0.32)  (0.27)
                                        ________________________________________
Total Income {Loss} from Investment Ops    1.86   (0.63)   1.30    0.04    0.02

Less Distributions                        <0.15>  (0.17)  (0.32)  (0.87)  (0.51)

Net Asset Value, End of Year               8.89  $ 7.18  $ 7.98  $ 7.00  $ 7.83

Total Return                              25.91%  (7.89)% 18.57%   0.48%   0.27%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                   1.32%   1.24%   1.26%   1.40%   1.20%
Net investment income                      1.31%   2.30%   3.90%   4.30%   3.00%

SUPPLEMENTAL DATA:
Net assets, end of year in thousands     $ 9,523 $ 7,334 $ 7,182 $ 6,234 $ 7,286
Portfolio turnover rate                   16.27%  43.10%  75.45%  59.90%  71.10%


                       BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors of the Fund are set forth below. The SAI includes additional information about the Fund's Directors, and is available without charge, by calling 1-800-548-1942. Each Director may be contacted ny writing to the director c/o Valley Forge Fund, Inc., P.O. Box 262, Valley Forge, PA 19481.

                        Interested Directors & Officers

 Name, Address      Position     Term  of Office       Principal       Other
   and Age         with  Fund     and Length of        Occupation  Directorships
                                  Time Served        Past 5 Years

Bernard B. Klawans  Director   Elected for One Year   President of      None
    Age 82          President  Served  Since Incep-   Valley Forge
                     of Fund    tion Mar. 15, 1971        Fund

William A. Texter   Director   Elected for One Year   Retired Mgr.       None
    Age 57          Secretary      Served Since       PECO  Energy
                     of Fund       Jan 30, 2001

Sandra K. Texter    Treasurer  Elected for One Year   System Analyst     None
    Age 53                        Served  Since           with
                                  Jan. 30,2001        Lockeed Martin

                             Independent Directors

Victor J. Belanger  Director   Elected for One Year   Retired Chief      None
    Age 63                        Served  Since       Financial Off
                                  Aug. 18, 1980       Linearizer Tech

Dr. James P. King   Director   Elected for One Year       President      None
    Age 71                     Served  Since Incep-       Desilube
                                tion  Mar. 15 1971        Tech Inc.

Donald A. Peterson  Director   Elected for One Year   Program  Manager   None
    Age 63                        Served  Since       DRS Technologies
                                  Aug. 15, 1094

"Interested persons" in the Fund as defined in the Investment Company Act of 1940 are Mr. Klawans because of his ownership of the Fund's Investment Adviser and William & Sandra Texter who are husband and wife because all officers of the Fund are considered to be so.


                                     - 7 -